Exhibit 32.2

      Certification of Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350


     In connection with the quarterly report of IEC Electronics Corp., (the "Company") on Form 10-Q for the quarterly period ended March 26, 2004 as filed with Securities and Exchange Commission on the day hereof (the "Report"), I, Brian H. Davis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 22, 2004                         /s/ BRIAN H. DAVIS
                                              -------------------------------
                                              Brian H. Davis
                                              Vice President, Chief Financial
                                              Officer, and Controller

                                   Page 1 of 1